SUPPLEMENT Dated June 14, 2010
To the Current Prospectus

GoldenSelect Genesis I
GoldenSelect Genesis Flex

Issued By ING USA Annuity and Life Insurance Company
Through its Separate Account A

This supplement updates the prospectus. Please read this supplement carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service
Center at 1-800-366-0066.

The following change applies to the investment portfolio that is currently available under your contract.
The change consists of a subadviser change. The investment objective of the portfolio is unchanged. The explanatory parenthetical clarifies the specific change for the investment portfolio.

Fund Name and
Investment Adviser/Subadviser	Investment Objective
ING Investors Trust
7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258
ING Van Kampen Growth and Income Portfolio	Seeks long-term growth of capital and income.
Investment Adviser: Directed Services LLC
Investment Subadviser: Invesco Advisers, Inc. (formerly
known as Van Kampen)

Genesis I/Genesis Flex – GENEF-10	06/14/2010